Exhibit 10.6

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into this 11 day of June , 2014, by and among Grand Perfecta, Inc., a Nevada corporation (hereinafter referred to as the "Company") and Kazuaki Goto, (hereinafter referred to as the "Buyer"), on the following:

Premises

A.          Buyer has engaged in preliminary discussions with the Company regarding the purchase of the shares of the Company's restricted common stock being newly issued (the "Common Stock").

B.           The Company and Buyer want to set forth their understanding as to the terms and conditions of the purchase of the "Common Stock" by Buyer as below described

Agreement

BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

ARTICLE I

PURCHASE OF COMMON STOCK

1.01     Purchase and Sale of Common Stock. Buyer agrees to purchase from the Company and the Company agrees to sell to Buyer three million (3,000,000) shares of the Company's common stock (hereinafter the "Shares") for a purchase price of three hundred million YEN (Y300,000,000).

The purchase price shall be fully paid by June 17, 2014 to the Company with the bank designated by the Company as below indicated.

Name of the Bank: The Bank of Tokyo - Mitsubishi UFJ Ltd. Kojimachi Branch

Name of the account: Link Bit Consulting Co., Ltd.

The account number: 4524647

Kind of the account ; ordinary account

1.02     Option of Purchase and Sale of Common Stock

In addition to its purchase of the shares of common stock as described above 1.01, the Company grants such a right to the Buyer that the Buyer can buy 3,000,000 of the shares of common stock for a purchase price of three million US dollars($3,000,000) at any time for five years effectively from the date of this agreement.

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ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF THE COMPANY

As an inducement to, and to obtain the reliance of Buyer in connection with its purchase of the shares of Common Stock, the Company represents and warrants as follows:

2.01     Private Offering. The offer, offer for sale, and sale of the Shares have not been registered with the Securities and Exchange Commission (the "Commission"). The Shares shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, and as such, will be deemed "restricted securities" limiting the Shares ability to be resold. The Shares are being acquired for investment and may not be sold or transferred without complying with rule 144 or are part of an effective registration or other compliance under the securities act.

2.02     Approval of Agreement. The Company has full corporate power, authority, and legal right and has taken, or will take, all action required by Iaw, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the issuance of the Shares. The board of directors of the Company has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby including the issuance of the Shares.

2.03     Legal Right. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Company is a party or by which it is bound by any order, rule or regulation directed to the Company or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

2.04     Validly Issued. The Shares, when issued, will be duly authorized, validly and legally issued, and non-assessable.

2.05     Organization. The Company has been duly organized and is now, and always during the period of the offer and sale will be, a validly existing corporation under the laws of the state of Nevada lawfully qualified to conduct the business for which it was organized and which it proposes to conduct. The Company will always during the period of the offer and sale of the Shares be qualified to conduct business as a foreign corporation in each jurisdiction where the nature of its business requires such qualification.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF THE BUYER

As an inducement to, and to obtain the reliance of the Company in connection with its purchase of the Shares, Buyer represents and warrants as follows:

3.01     Standing and Authority of Buyer. Buyer has all requisite power and authority to execute and deliver this Agreement, to perform Buyer's obligations hereunder and to consummate the transactions contemplated hereby.

3.02     Execution and Delivery; No Conflict.

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(a)                This Agreement has been duly executed and delivered by the Buyer and constitute the valid and binding obligation of Buyer, enforceable against Buyer in accordance with the terms herein, except as the same may be limited by: (i) bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights; (ii) equitable principles; and (iii) public policies with respect to the enforcement of indemnification agreements.

(b)                The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby: (i) have been duly and validly authorized by all necessary action on the part of Buyer; and (ii) are not prohibited by, do not violate any provision of, and will not result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule regulation, judgment, decree, order, or other requirement of the United States or any state of the United States, or any court, authority, department, commission, board, bureau, agency, or instrumentality of either thereof in a manner which would have a material adverse affect on the Buyer, or any material contract, indenture, agreement or commitment, to which the Buyer is a party or bound.

3.03     Consents and Approvals. The execution, delivery, and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby do not require the Buyer to obtain any consent, approval or action of, or give any notice to, any corporation, person, firm, or judicial authority except: (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof; and (ii) those which the failure to obtain would have no material adverse affect on the transactions contemplated hereby.

3.04     Securities Representations. Buyer understands and agrees that the consummation of this Agreement including the issuance of the Shares, as contemplated herein, constitutes the offer and sale of securities under the Securities Act. Buyer agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired. In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions Buyer agrees that it will sign appropriate representations and warranties related to its suitability to invest in the Company, including an investment letter and suitability questionnaire which are contained in the "suitability letter" attached hereto as exhibit "A." Buyer understands that the Shares have not been registered under the Securities Act and must be held indefinitely without any transfer, sale, or other disposition unless such shares are subsequently registered under the Securities Act or registration is not required under the Securities Act in reliance on an available exemption. The Shares to be acquired by the Buyer under the terms of this Agreement will be acquired for the Buyer's own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities. Buyer agrees that he will refrain from transferring or otherwise disposing of any of the Shares, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof. Buyer is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and has adequate means for providing for his current needs and possible personal contingencies and has no need now and anticipates no need in the foreseeable future to sell the Shares which Buyer is purchasing hereby. Buyer understands that the Shares being sold pursuant to this Agreement are being offered and sold in reliance on specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of Buyer's representations, warranties, agreements, and understandings set forth herein to determine Buyer's suitability to acquire the Shares.

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3.05     Disclosure Information. Buyer believes Buyer has received all the information Buyer considers necessary or appropriate for deciding whether or not to purchase the Shares. Buyer further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Article 2 of this Agreement or the right of Buyer to rely thereon.

3.06     Investment Experience. Buyer is an investor in securities of companies and acknowledges that he is able to fend for himself, can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Shares.

3.07     Acknowledgment. Buyer acknowledges that the Company is a development stage corporation with a limited history of operations, that its operations are subject to the risks inherent in the establishment of a new business enterprise, and that there can be no assurance that the Company will ever achieve profitability or that, if achieved, such profitability could be sustained. Buyer further acknowledges that an investment in the Shares involves substantial risk.

3.08     Knowledge of Company. Buyer is aware, through his own extensive due diligence of all material information respecting the past, present and proposed business operations of the Company, including, but not limited to, its technology, its management, its financial position, or otherwise; understands that there is no "established trading market" for the Common Stock, that the Company is uncertain, at this time, whether there're will be any future "established trading market" for the Common Stock; and that the purchase price being paid for the Common Stock bears no relationship to assets, book value or other established criteria of value. Buyer has conducted his own investigation of the risks and merits of an investment in the Company, and to the extent desired, including, but not limited to a review of the company's books and records, financial and Buyer has had the opportunity to discuss this documentation with the directors and executive officers of the Company; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to his satisfaction.

ARTICLE IV

SPECIAL COVENANTS

4.01     Use of Proceeds. Funds received through the purchase of the Shares shall be used to repay high interest loans and as working capital.

4.02     Activities of the Company.

(a) From and after the date of this Agreement until the closing date and except as set forth herein or as permitted or contemplated by this Agreement, the Company will:

(i)     Carry on its business in substantially the same manner as it has heretofore;

(ii)    Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii)   Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

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(iv)    Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v)     to the extent that non compliance is not material or adverse to the Company, duly and timely file for all taxable periods ending on or prior to the closing date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the closing date; and

(vi)    Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)     From and after the date of this Agreement and except as provided herein until the closing date, the Company will:

(i)     Not amend or change its articles of incorporation or bylaws without first notifying the Buyer; and

(ii)    Continue to operate and manage the Company in the ordinary course of business.

(iii)   Offer 'Piggyback Registration Rights' to the Buyer and include the Buyer in any future registrations of its securities.

4.03 Access to Books and Records. Until the closing date, the Company will afford to Buyer and its authorized representatives full access to the properties, books, and records of the Company in order that Buyer may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Company and will furnish the Buyer with such additional financial and other information as to the business and properties of the Company as Buyer shall from time to time reasonably request.

4.04 Purchase of the Shares. The Company and Buyer agree and understand that the consummation of this Agreement including the sale of the Shares to Buyer, as contemplated herein, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. The Company and Buyer agree such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)     In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations, including the "suitability letter" attached hereto as exhibit "A" shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

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(i)     Buyer acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the Shares, and that this transaction involves certain risks.

(ii)    Buyer has received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)   Buyer has such knowledge and experience in business and financial matters that he is capable of evaluating each business.

(iv)   Buyer has been provided with copies of all materials and information requested by Buyer or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)     All information which Buyer has provided to the Company or their representatives concerning their suitability and intent to hold Shares following the transactions contemplated hereby is complete, accurate, and correct.

(vi)    Buyer has not offered or sold any securities of the Company or interest in this Agreement and has no present intention of dividing the Shares to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii)   Buyer understand that the Shares have not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the Shares may, under certain circumstances, be inconsistent with this exemption and may make Buyer an "underwriter," within the meaning of the Securities Act. It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the Shares can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

(viii)  Buyer acknowledges that the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Company is not under any obligation to register the Shares under the Securities Act, except as set forth in this Agreement. The Company is not under any obligation to make rule 144 available, except as may be expressly agreed to by it in writing in this Agreement, and in the event rule 144 is not available, or some other disclosure exemption may be required before Buyer can sell, transfer, or otherwise dispose of such Shares without registration under the Securities Act. The Company's registrar and transfer agent will maintain a stop transfer order against the registration or transfer of the Shares, and the certificates representing the Shares will bear a legend in substantially the following form so restricting the sale of such securities:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix)    The Company may refuse to register further transfers or resales of the Shares in the absence of compliance with rule 144 unless the Buyer furnish the Company with a "no-action" or interpretive letter from the SEC or an opinion of counsel reasonably acceptable to the Company stating that the transfer is proper. Further, unless such letter or opinion states that the Shares are free of any restrictions under the Securities Act, the Company may refuse to transfer the securities to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Shares as set forth herein. The Company may also refuse to transfer the Shares if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

(b)     In connection with the transaction contemplated by this Agreement, the Company and Buyer shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Buyer reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)     In order to more fully document reliance on the exemptions as provided herein, the Company and Buyer shall execute and deliver to the other, at or prior to the closing, such further letters of representation, acknowledgment, suitability, or the like as the Company or Buyer and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws including but not limited to an investment letter.

(d)     The Company and Buyer acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

4.05     Expenses of Sale. The Company will pay all expenses incident to the performance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants, and the cost of qualifying the offer and sale of the Shares in various states or obtaining an exemption from state registration requirements.

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4.06     Company's Indemnification. The Company will indemnify and hold harmless Buyer from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company expressly for use therein. The indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Buyer and shall survive the consummation of the transactions contemplated by this Agreement.

4.07     Buyer Indemnification. Buyer will indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by BH expressly for use therein. The indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company and shall survive the consummation of the transactions contemplated by this Agreement.

ARTICLE V

MISCELLANEOUS

5.01     Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

5.02     Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

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5.03     Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.

5.04     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

5.05     Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

5.06     Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Company and Buyer and their successors. Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

5.07     Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

5.08     Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

5.09     Applicable Law. The Company and Buyer hereby agree that all negotiations and contact have been in Japan, and accordingly, this Agreement shall be governed by and construed and enforced under and in accordance with the laws of the Country of Japan, except to the extent any law, rule or regulation of the State of Nevada may be applicable as to corporate law, in which case such law, rule or regulation shall control.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

THE COMPANY:	THE BUYER:
Grand Perfecta, Inc. Nevada Corporation

By: /s/ Shuya Watanabe	/s/ Kazuaki Goto
Shuya Watanabe	Kazuaki Goto
Chairman of the Board, Chief Executive Officer

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Exhibit A

SUITABILITY LETTER

TO: Grand Perfecta, Inc.

I make the following representations with the intent, in determining my suitability as a purchaser of securities of the Company (the "Shares").

1.     I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

2.     1 have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except the following:

3.     I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4.     The undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5.     1 have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6.     Instructions: Complete either (a) or (b) below, as applicable:

(a)     FOR ACCREDITED INVESTORS. I confirm that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)     Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[  ]Yes [X] No

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(ii)     Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

[  ]Yes [X] No

(iii)    Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

[  ]Yes [X] No

(iv)    Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

[  ]Yes [X] No

(v)     Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

[X]Yes [  ] No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi)    Any natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;[X]

[X]Yes [  ] No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

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(vii)   Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

[  ]Yes [X] No

(viii) Any entity in which all of the equity owners are accredited investors.

[X]Yes [  ] No

(b)     FOR NONACCREDITED INVESTORS. I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)     My net worth excluding principal residence, furnishings, and automobiles is at least____ times the total investment I intend to make in the Company;

(ii)    My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

[  ]Yes [  ] No

(iii)   Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

[  ]Yes [  ] No

7.     1 have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.     I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.     I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

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10.    I will hold title to my interest as follows:

[ ] Community Property	[ ] Separate Property
[ ] Joint Tenants, with Right of Survivorship	[ ] Tenants in Common
[X] Other (Single Person, Trust, Etc., Please Indicate.)
Individually - own

11.     I am a bona fide citizen of Japan and maintain my full time domicile in Japan. The address below is my true and correct principal residence.

DATED this 11 day of June, 2014,

Kazuaki Goto
Name (Please Print)	Name of Joint Subscriber, If Any

/s/ Kazuaki Goto
Signature	Signature

34H One Legazpi Park, 121 Rada st. Legazpi Village
Street Address	Street Address

Manila Philippines
City, Country	City, Country

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